Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 1
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-62505 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 2
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-63235 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 3
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-63439 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 4
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-64016 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 5
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-64475 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     New York Municipal Trust,
                                            Series 6
                                            --------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 2-64913 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh